UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2016

Consolidated-Tomoka Land Co.

(Exact name of Registrant as Specified in Its Charter)

Florida	001-11350	59-0483700
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1530 Cornerstone Boulevard, Suite 100 Daytona Beach, Florida		32117
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (386) 274-2202

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

◻Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On December 15, 2016, legal counsel for Consolidated-Tomoka Land Co. (the “Company”) delivered a letter (the “December 2016 Letter”) to Wintergreen Advisors, LLC (“Wintergreen”) on behalf of the Company, which letter is referenced in an amendment to the Schedule 13D filed by Wintergreen on January 3, 2017.  The December 2016 Letter was in response to Wintergreen’s letters to the Company dated November 14, 2016 and November 25, 2016 which were referenced by Wintergreen in amendments to its Schedule 13D filings on November 22 and November 28, 2016, respectively.

(c) Exhibits

Exhibit Number	Description
99.1	Letter dated December 15, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Company Name

Date: January 3, 2017	By:	/s/ Mark E. Patten
Mark E. Patten,
Senior Vice President and Chief Financial Officer